UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           May 18, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Exhibits

Exhibit 99.1 Form of Notice of Blackout Period dated May 18, 2004 to Directors and Executive Officers of Applebee's International, Inc.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On May 11, 2004, the registrant was notified by the plan administrator and trustee of its 401(k) Plan (the "Plan") that as a result of certain servicing enhancements to the Plan, there will be a blackout period in which Plan participants will be temporarily unable to process Plan related transactions or obtain a distribution from the Plan, including transactions or distributions related to the registrant's common stock. The blackout period is expected to begin on the close of business Wednesday, June 23, 2004 and is expected to end on the close of business Tuesday, July 27, 2004.

During the blackout period, the directors and executive officers of the registrant will be prohibited from purchasing, selling or otherwise acquiring or transferring any equity securities of the registrant that were acquired in connection with their service or employment with the registrant, subject to certain limited exceptions.

As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, and concurrently with the filing of this Form 8-K, the registrant transmitted a notice of blackout period to its directors and executive officers. The form of notice is furnished as an exhibit to this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     May 18, 2004                      By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer

                                 Exhibit Index

  Exhibit No.                              Description
---------------  ---------------------------------------------------------------
99.1 Form of Notice of Blackout Period dated May 18, 2004 to Directors and Executive Officers of Applebee's International, Inc.